UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2020

LiqTech International, Inc.
(Exact name of registrant as specified in charter)

Nevada	001-36210	20-1431677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Industriparken 22C, 2750 Ballerup, Denmark
(Address of principal executive offices)

+4544986000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LIQT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2020 annual meeting of stockholders (the “Annual Meeting”) of LiqTech International, Inc., a Nevada corporation (the “Company”) held on October 29, 2020, our stockholders approved to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), from 25,000,000 shares to 100,000,000 shares, and we filed a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada on November 3, 2020 (as amended by the certificate of correction filed on November 6, 2020, the “Charter Amendment”) to reflect the increase.

We subsequently determined that the disclosure contained in the definitive proxy statement disseminated to our stockholders in connection with the Annual Meeting inadvertently described the proposal to approve the Charter Amendment as a non-routine item instead of a routine item. In particular, the proxy statement suggested that brokers would not have the ability to vote shares held on behalf of a beneficial owner for which no voting instructions are provided with respect to the approval of the proposal, even though such discretionary voting is permitted on this proposal under applicable rules.

As a result, on November 13, 2020, we filed a Certificate of Correction (the “Certificate of Correction”) to the Charter Amendment with the Secretary of State of the State of Nevada that serves to nullify the increase in the number of authorized shares of Common Stock included in the Charter Amendment, which became effective immediately upon filing. Therefore, the Company currently has 25,000,000 shares of Common Stock authorized. No shares of Common Stock were issued by the Company prior to the filing of the Certificate of Correction.

The foregoing description of the Certificate of Correction does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Correction, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description

3.1	Certificate of Correction to the Articles of Incorporation of LiqTech International, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIQTECH INTERNATIONAL, INC.

Date: November 16, 2020	/s/ Claus Toftegaard
Claus Toftegaard
Chief Financial Officer